SCHEDULE 14A
                                 (Rule 14a-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

           Proxy Statement Pursuant to Section 14(a) of the Securities
                 Exchange Act of 1934 (Amendment No. __________)

Filed by the Registrant [ X ]


Filed by a Party other than the Registrant  [   ]


Check the appropriate box:

[   ]    Preliminary Proxy Statement

[   ]    Confidential, for Use of the Commission Only
         (as permitted by Rule 14a-6(e)(2))

[ X ]    Definitive Proxy Statement

[   ]    Definitive Additional Materials

[   ]    Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12


                        Harrington Financial Group, Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

                        Harrington Financial Group, Inc.
--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

[ X ]   No fee required.

[   ]   Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

         (1) Title of each class of securities to which transaction applies:
         (2) Aggregate number of securities to which transactions applies:
         (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
         (4) Proposed maximum aggregate value of transaction:
         (5) Total fee paid:

[   ]    Fee paid previously with preliminary materials.

[   ]    Check box if any part of the fee is offset as provided by Exchange  Act
         Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         (1) Amount previously paid:
         (2) Form, schedule or registration statement no.:
         (3) Filing party:
         (4) Date filed:

                                                              September 21, 1999

Dear Stockholder:

         You are cordially invited to attend the Annual Meeting of Stockholders of Harrington Financial Group, Inc. The meeting will be held at the Sheraton Indianapolis North located at 8787 Keystone Crossing, Indianapolis, Indiana 46240, on Thursday, October 21, 1999 at 1:00 p.m., Eastern Standard Time. The matters to be considered by stockholders at the Annual Meeting are described in the accompanying materials.

         It is very important that you be represented at the Annual Meeting regardless of the number of shares you own or whether you are able to attend the meeting in person. We urge you to mark, sign, and date your proxy card today and return it in the envelope provided, even if you plan to attend the Annual Meeting. Voting by proxy will not prevent you from voting in person, but will ensure that your vote is counted if you are unable to attend.

         Your continued support of and interest in Harrington Financial Group, Inc. are sincerely appreciated.

                                Sincerely,

                                /s/Douglas T. Breeden

                                Douglas T. Breeden
                                Chairman of the Board


                                /s/Craig J. Cerny

                                Craig J. Cerny
                                President

                        HARRINGTON FINANCIAL GROUP, INC.
                               722 E. Main Street
                             Richmond, Indiana 47375
                                 (765) 962-8531

                                ----------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                         To Be Held on October 21, 1999

                                ----------------


         NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders ("Annual Meeting") of Harrington Financial Group, Inc. (the "Company") will be held at the Sheraton Indianapolis North located at 8787 Keystone Crossing, Indianapolis, Indiana 46240, on Thursday, October 21, 1999 at 1:00 p.m., Eastern Standard Time, for the following purposes, all of which are more completely set forth in the accompanying Proxy Statement:

         (1) To elect three (3) directors for a three-year term or until their successors are elected and qualified;

         (2) To approve an amendment to the Company's Stock Option Plan;

         (3) To ratify the appointment by the Board of Directors of Deloitte & Touche LLP as the Company's independent auditors for the fiscal year ending June 30, 2000; and

         (4) To transact such other business as may properly come before the meeting or any adjournment thereof. Management is not aware of any other such business.

         The Board of Directors has fixed September 9, 1999 as the voting record date for the determination of stockholders entitled to notice of and to vote at the Annual Meeting. Only those stockholders of record as of the close of business on that date will be entitled to vote at the Annual Meeting.

                                              BY ORDER OF THE BOARD OF DIRECTORS

                                              /s/Debra L. Dugan

                                              Debra L. Dugan
                                              Corporate Secretary
Richmond, Indiana
September 21, 1999

--------------------------------------------------------------------------------
YOU ARE CORDIALLY INVITED TO ATTEND THE ANNUAL MEETING. IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED REGARDLESS OF THE NUMBER YOU OWN. EVEN IF YOU PLAN TO BE PRESENT, YOU ARE URGED TO COMPLETE, SIGN, DATE AND RETURN THE ENCLOSED PROXY PROMPTLY IN THE ENVELOPE PROVIDED. IF YOU ATTEND THE MEETING, YOU MAY VOTE EITHER IN PERSON OR BY PROXY. ANY PROXY GIVEN MAY BE REVOKED BY YOU IN WRITING OR IN PERSON AT ANY TIME PRIOR TO THE EXERCISE THEREOF.
--------------------------------------------------------------------------------

                        HARRINGTON FINANCIAL GROUP, INC.

                                ----------------

                                 PROXY STATEMENT

                                ----------------

                         ANNUAL MEETING OF STOCKHOLDERS

                                October 21, 1999

         This Proxy Statement is furnished to holders of common stock, $0.125 par value per share ("Common Stock"), of Harrington Financial Group, Inc. (the "Company"), the Indiana-chartered registered thrift holding company for Harrington Bank, FSB (the "Bank"). Proxies are being solicited on behalf of the Board of Directors of the Company to be used at the Annual Meeting of Stockholders ("Annual Meeting") to be held at the Sheraton Indianapolis North located at 8787 Keystone Crossing, Indianapolis, Indiana 46240 on Thursday, October 21, 1999 at 1:00 p.m., Eastern Standard Time, for the purposes set forth in the Notice of Annual Meeting of Stockholders. This Proxy Statement is first being mailed to stockholders on or about September 21, 1999.

         The proxy solicited hereby, if properly signed and returned to the Company and not revoked prior to its use, will be voted in accordance with the instructions contained therein. If no contrary instructions are given, each proxy received will be voted FOR the nominees for director described herein, FOR the amendment to the Company's Stock Option Plan, FOR ratification of the appointment of Deloitte & Touche LLP for fiscal 2000, and upon the transaction of such other business as may properly come before the meeting in accordance with the best judgment of the persons appointed as proxies. Any stockholder giving a proxy has the power to revoke it at any time before it is exercised by
(i) filing with the Secretary of the Company written notice thereof (Secretary, Harrington Financial Group, Inc., 722 E. Main Street, Richmond, IN 47375); (ii) submitting a duly-executed proxy bearing a later date; or (iii) appearing at the Annual Meeting and giving the Secretary notice of his or her intention to vote in person. Proxies solicited hereby may be exercised only at the Annual Meeting and any adjournment thereof and will not be used for any other meeting.

                                     VOTING

         Only stockholders of record at the close of business on September 9, 1999 ("Voting Record Date") will be entitled to vote at the Annual Meeting. On the Voting Record Date, there were 3,205,382 shares of Common Stock outstanding, and the Company had no other class of equity securities outstanding. Each share of Common Stock is entitled to one vote at the Annual Meeting on all matters properly presented at the meeting. Directors are elected by a plurality of the votes cast with a quorum present. The three persons who receive the greatest number of votes of the holders of Common Stock represented in person or by proxy at the Annual Meeting will be elected directors of the Company. Abstentions are considered in determining the presence of a quorum and will not affect the vote required for the election of directors. The affirmative vote of the holders of a majority of the total votes cast at the Annual Meeting is required to approve the amendment to the Stock Option Plan and to ratify the appointment of the independent auditors. Abstentions will not be counted as votes cast and accordingly will have no effect on the voting of these proposals. Under rules of the New York Stock Exchange, all of the proposals for consideration at the Annual Meeting are considered "discretionary" items upon which brokerage firms may vote in their discretion on behalf of their clients if such clients have not furnished voting instructions. Thus, there are no proposals to be considered at the Annual Meeting which are considered "non-discretionary" and for which there will be "broker non-votes."

INFORMATION WITH RESPECT TO NOMINEES FOR DIRECTOR, CONTINUING
DIRECTORS AND EXECUTIVE OFFICERS

Election of Directors

         The Amended and Restated Articles of Incorporation of the Company provide that the Board of Directors of the Company shall be divided into three classes which are as nearly equal in number as possible and that members of each class of directors are to be elected for a term of three years. One class is to be elected annually. Stockholders of the Company are not permitted to cumulate their votes for the election of directors.

         No director or executive officer of the Company is related to any other director or executive officer of the Company by blood, marriage or adoption with the exception of Douglas T. Breeden, Chairman of the Company, and Russell Breeden III, Director of the Company, and President and Director of the Bank, who are brothers.

         Each of the nominees currently serves as a director of the Company. Unless otherwise directed, each proxy executed and returned by a stockholder will be voted for the election of the nominees for director listed below. If the person or persons named as nominee should be unable or unwilling to stand for election at the time of the Annual Meeting, the proxies will nominate and vote for one or more replacement nominees recommended by the Board of Directors. At this time, the Board of Directors knows of no reason why the nominees listed below may not be able to serve as directors if elected.

         The following tables present information concerning the nominees for director of the Company and each director whose term continues.

Nominees for the Board of Directors for Three-Year Terms Expiring in 2002

=================================================================================================
                                                                               Director
                    Name                               Age(1)                    Since
------------------------------------------------ -------------------- ---------------------------
Russell Breeden III                                      50                      1998
------------------------------------------------ -------------------- ---------------------------
Craig J. Cerny                                           44                      1988
------------------------------------------------ -------------------- ---------------------------
Stanley J. Kon                                           50                      1994
=================================================================================================

The Board of Directors recommends that you vote FOR the election of the above nominees for director.

Members of the Board of Directors Continuing in Office Whose Terms Expire in
2000

=================================================================================================
                                                                                Director
                      Name                                Age(1)                  Since
---------------------------------------------------- ------------------ -------------------------
Douglas T. Breeden                                          48                    1988
---------------------------------------------------- ------------------ -------------------------
Daniel C. Dektar                                            40                    1996
---------------------------------------------------- ------------------ -------------------------
Stephen A. Eason                                            42                    1991
---------------------------------------------------- ------------------ -------------------------
Marianthe S. Mewkill                                        38                    1997
=================================================================================================

Members of the Board of Directors Continuing in Office Whose Terms Expire in
2001

=================================================================================================
                                                                                Director
                      Name                                Age(1)                  Since
---------------------------------------------------- ------------------ -------------------------
Sharon E. Fankhauser                                        50                    1998
---------------------------------------------------- ------------------ -------------------------
Michael J. Giarla                                           41                    1988
---------------------------------------------------- ------------------ -------------------------
David F. Harper                                             56                    1995
---------------------------------------------------- ------------------ -------------------------
John J. McConnell                                           53                    1995
=================================================================================================

------------------
(1)      As of September 9, 1999.


         Information concerning the principal position with the Company and the Bank and principal occupation of each nominee for director and members of the Board continuing in office during the past five years is set forth below.

Nominees for the Board of Directors for Three-Year Terms Expiring in 2002

         Russell Breeden III. Mr. R. Breeden III has been a Director of the Company and a Director and President of the Bank since January 1998. Since October 1993, Mr. R. Breeden III has been Chairman and Chief Executive Officer of Community First Financial Group, Inc., an Indiana bank holding company that owns 100 percent of English State Bank, English, Indiana, 52.5 percent of Peoples Trust Bank Company, Corydon, Indiana, and 92 percent of Peninsula Banking Group, Inc., Redondo Beach, California. Mr. R. Breeden III is Chairman of the Board of Peoples Trust Bank Company and Peninsula Banking Group, Inc. and a Director of English State Bank. Mr. R. Breeden III is Chairman of the Board of Bay Cities National Bank, Redondo Beach, California; a subsidiary of Peninsula Banking Group, Inc. He is also a Director of the Indiana Bond Bank, Indianapolis, Indiana, a state agency issuing debt for communities throughout the State of Indiana, and Bettenhausen Motorsports, Inc., a championship auto racing team. After graduating from DePauw University in Greencastle, Indiana, Mr. R. Breeden III spent 20 years in investment banking at Raffensperger, Hughes & Co., Inc. Indiana's largest investment banking firm. From his entry-level position in 1973, he moved up through management to become Director, President and Chief Executive Officer in 1990. He is a member of the Community Bankers Association of Indiana and the Indiana Bankers Association, and serves on the Finance Council for the Eiteljorg Museum of American Indian and Western Art. Mr.
R. Breeden III is the brother of Dr. D. Breeden.

         Craig J. Cerny. Mr. Cerny has been the President of the Company and the Chairman of the Board and Chief Executive Officer of the Bank since February 1992. Prior thereto, Mr. Cerny was the Company's Executive Vice President since 1988 and the Bank's President from July 1994 to January 1998. Mr. Cerny currently serves as the Chairman of the Board and Chief Executive Officer of Harrington West Financial Group, Inc., a $508 million thrift holding company that he founded, and as Director of its wholly owned subsidiary, Los Padres Bank, FSB with offices on the southern and central coast of California. Mr. Cerny is a former Principal, Executive Vice President and Director of Smith Breeden Associates, Inc. ("Smith Breeden"), a company that currently advises, or manages on a discretionary basis, assets exceeding $23 billion, where he was employed from April 1985 to December 1996. Mr. Cerny was active in Smith Breeden's bank consulting and investment advisory practice. Prior to joining Smith Breeden, Mr. Cerny held a number of financial management related positions with Hallmark Cards, Inc. and Pizza Hut Restaurants, Inc. He holds a Master of Business Administration in Finance from Arizona State University, where he graduated with distinction. Mr. Cerny earned a Bachelor of Science in Finance from Arizona State University and was a member of the Honors Convocation.

         Stanley J. Kon. Dr. Kon is a Principal of Smith Breeden and Director of Research. Dr. Kon was a Professor of Finance at the University of Michigan from 1982 to June 1997. During this time he served as Chairman of the Finance Department, Director of the J. Ira Harris Center for the Study of Corporate Finance, and a member of the Advisory Board for the Mitsui Life Financial Research Center. Prior to 1982, Dr. Kon served on the faculties of New York University, University of Chicago, and the University of Wisconsin at Madison. He has written extensively in the areas of investment management, performance measurement, asset pricing, and statistical models of stock returns. Dr. Kon has also served as a consultant to government, business and financial institutions. Dr. Kon is Director of Harrington Bank, Harrington West Financial Group, Inc., and Los Padres Bank, FSB. Dr. Kon holds a Ph.D. in Finance from the State University of New York at Buffalo; a Master of Business Administration in Finance and Economics from St. John's University and a Bachelor of Science in Chemical Engineering from Lowell Technological Institute.

Members of the Board of Directors Continuing in Office Whose Terms Expire in
2000

         Douglas T. Breeden. Dr. D. Breeden is currently Chairman of the Board of the Company and Chairman of the Board and Chief Executive Officer of Smith Breeden, which he co-founded in June 1982. Dr. D. Breeden also serves as Chairman of the Board of the Smith Breeden Mutual Funds, and Chairman of the Board of Wyandotte Community Corporation, which owns The Overlook Restaurant, The Leavenworth Inn, and Provisions located in Indiana. Dr. D. Breeden has served on business school faculties at Duke University, Stanford University, and the University of Chicago, and as a visiting professor at Yale University and Massachusetts Institute of Technology. He is Editor of the Journal of Fixed Income. Dr. D. Breeden has served as Associate Editor for five journals in financial economics, and was elected to the Board of Directors of the American Finance Association. He has published several well-cited articles in finance and economics journals. Dr. D. Breeden holds a Ph.D. in Finance from Stanford University Graduate School of Business, and a B.S. in Management Science from Massachusetts

Institute of Technology. Dr. D. Breeden was formerly Chairman of the Board of Roosevelt Financial Group, a $9 billion thrift (acquired by Mercantile Bancorp). He is also the principal investor in Community First Financial Group, Inc. In philanthropic activities, he serves as Chairman of the Breeden Family Foundation and Director of the Fund for Human Possibilities. He is a member of the President's Council of Massachusetts Institute of Technology, the Founding Grant Society of Stanford University, and is on the Board of Visitors at Duke University's Fuqua School of Business. Dr. D. Breeden is the brother of Mr. R. Breeden III.

         Daniel C. Dektar. Mr. Dektar is a Director, Principal and Executive Vice President of Smith Breeden. He joined the firm in August 1986 where he serves as a liaison among the trading, client service, and research groups to ensure accurate analysis and timely execution of trading opportunities. Mr. Dektar manages mortgage portfolios for the Smith Breeden Family of Mutual Funds and is a Vice President of several of the funds. Mr. Dektar consults institutional clients in the areas of investments and risk management. He holds a Master of Business Administration from Stanford University Graduate School of Business. Mr. Dektar received a Bachelor of Science in Business Administration, summa cum laude, from the University of California at Berkeley, where he was a University of California Regent's Scholar.

         Stephen A. Eason. Mr. Eason is a Principal and Executive Vice President and Director of Smith Breeden where he has been employed since April 1988. Mr. Eason manages Smith Breeden's Dallas office and is Director of the firm's discretionary separate account management business. He holds a Master of Business Administration with Concentration in Finance from The Wharton School, Graduate Division, University of Pennsylvania. Mr. Eason earned a Bachelor of Science in Business Administration, Finance, and Banking, from the University of Arkansas, where he graduated with Highest Honors.

         Marianthe S. Mewkill. Ms. Mewkill has been a Director of the Company since October 1997 and is a Principal and Chief Financial Officer of Smith Breeden where she has been employed since 1992. She also serves as the Chief Financial Officer of the Smith Breeden Mutual Funds. She handles financial reporting, budgeting, and tax research and planning for Smith Breeden's five offices, the Smith Breeden Mutual Funds, and Smith Breeden's investment limited partnerships. She also ensures compliance with agency regulations and administers Smith Breeden's internal trading and other policies. Ms. Mewkill holds a Master of Business Administration with a concentration in Finance from the Leonard N. Stern School of Business, New York University. She earned a Bachelor of Arts from Wellesley College, magna cum laude, with a major in History and French, and a minor in Economics.

Members of the Board of Directors Continuing in Office Whose Terms Expire in
2001

         Sharon E. Fankhauser. Ms. Fankhauser is a Principal, Executive Vice President and Director of Smith Breeden where she has been employed since January 1986. Ms. Fankhauser's primary responsibilities are in the areas of accounting, compliance, and administration. Since December 1992, Ms. Fankhauser has been a Director of New Homes Publishing, which publishes real estate information for the Kansas City metropolitan area. In April 1998, she became a Director of Wyandotte Community

Corporation which owns The Overlook Restaurant, The Leavenworth Inn, and Provisions located in Indiana. Prior to joining Smith Breeden, Ms. Fankhauser, a Certified Public Accountant, was employed by Mayer Hoffman McCann, Kansas City, Missouri. She earned a Bachelor of Arts in sociology from Drake University where she was named to Phi Beta Kappa. She concentrated in accounting in the Master of Business Administration program at California State University at Sacramento, where she was elected to Beta Alpha Psi Honor Society. Ms. Fankhauser was awarded the Elijah Watts Sells Award for the top 100 candidates passing the Certified Public Accountant exam.

         Michael J. Giarla. Mr. Giarla is President, Chief Operating Officer and Director of Smith Breeden where he has been employed since July 1985. He also serves as President of the Smith Breeden Mutual Funds. Formerly Smith Breeden's Director of Research, he was involved in research and programming, particularly in the development and implementation of models to evaluate and hedge mortgage securities. Mr. Giarla holds a Master of Business Administration with Concentration in Finance from Stanford University Graduate School of Business. He earned a Bachelor of Arts in Statistics, summa cum laude, from Harvard University.

         David F. Harper. Mr. Harper has been a Vice President of Harris Harper Counsel, Inc., an investment advisory firm located in Richmond, Indiana, since January 1991. Mr. Harper also has maintained a public accounting practice since October 1990. He previously was a Partner in the Indiana C.P.A. firm of George
S. Olive, LLP. from October 1978 to October 1990. Mr. Harper has served as a Director of the Bank since 1991. He holds a Bachelor of Business Administration in Accounting, magna cum laude, from the University of Cincinnati.

         John J. McConnell. Dr. McConnell is the Emanuel T. Weiler Distinguished Professor of Management and the Director of Doctoral Programs and Research at the Krannert School of Management, Purdue University, and has served in that capacity since 1989. He has been a Professor of Finance at that institution since 1983. Dr. McConnell currently serves as Director of Harrington West Financial Group, Inc. and its wholly owned subsidiary, Los Padres Bank, FSB. He served on the Board of Directors of the Federal Home Loan Bank of Indianapolis from 1983 to 1986 and has done consulting work for various government agencies, trade associations and corporations. He has authored numerous publications on topics related to financial services and general finance. Dr. McConnell holds a Ph.D. in Finance from Purdue University and a Master of Business Administration in Finance and Accounting from the University of Pittsburgh. He received his undergraduate degree in Economics from Denison University.

Stockholder Nominations

         Article III, Section 14 of the Company's Amended and Restated Bylaws ("Bylaws") governs nominations for election to the Board of Directors and requires all such nominations, other than those made by the nominating committee of the Board, to be made at a meeting of stockholders called for the election of directors, and only by a stockholder who has complied with the notice provisions in that section. Stockholder nominations must be made pursuant to timely notice in writing to the Secretary of the Company. To be timely, a stockholder's notice must be delivered to, or mailed, postage prepaid, to the principal executive offices of the Company not later than 90 days prior to the anniversary date of the mailing of proxy materials by the Company in connection with the immediately preceding annual meeting of stockholders of the Company. Each written notice of a stockholder nomination shall set forth (a) the name and address of the stockholder who intends to make the nomination and of the person or persons to be nominated; (b) a representation that the stockholder is a holder of record of stock of the Company entitled to vote at such meeting and intends to appear in person or by proxy at the meeting to nominate the person or persons specified in the notice;
(c) a description of all arrangements or understandings between the stockholder and each nominee and any arrangements or understandings between the stockholder and each nominee and any other person or persons (naming such person or persons) pursuant to which the nomination or nominations are to be made by the stockholder; (d) such other information regarding each nominee proposed by such stockholder as would be required to be included in a proxy statement filed pursuant to the proxy rules of the Securities and Exchange Commission ("SEC"); and (e) the consent of each nominee to serve as a director of the Company, if so elected.

Board of Directors Meetings and Committees of the Company and the Bank

         Regular meetings of the Board of Directors of the Company are held quarterly. During the year ended June 30, 1999, the Board of Directors of the Company held four meetings. No incumbent director attended fewer than 75% of the aggregate of the total number of Board meetings held during his/her tenure in office during the last fiscal year or the total number of all meetings held by committees of the Board on which he/she served during such year. The Board of Directors of the Company has established the following committees:

         The Executive Committee of the Company is empowered to act on behalf of the Company's Board of Directors when the Board is not in session. The Executive Committee of the Company meets intraquarterly. The Executive Committee members are Dr. D. Breeden, Mr. R. Breeden III, Mr. Cerny, Mr. Giarla, Mr. Harper, Dr. Kon and Dr. McConnell. The Executive Committee met eight times during fiscal 1999.

         The Audit Committee of the Company recommends independent auditors to the Board annually, reviews the Company's financial statements and the scope and results of the audit performed by the Company's independent auditors, and oversees compliance and control procedures and processes. The Audit Committee, which is comprised of Ms. Fankhauser, Mr. Harper, and Ms. Mewkill met four times during fiscal 1999.

         The Nominating Committee of the Company makes director nominations for service on the Board of Directors. The Nominating Committee members for fiscal year 1999 were Dr. D. Breeden, Mr. Cerny, and Mr. Eason. The Nominating Committee met once during fiscal year 1999. For the director nominations to be acted upon at this Annual Meeting, the Nominating Committee includes Dr. D. Breeden, Mr. Harper, and Dr. McConnell.

         The Compensation Committee reviews the compensation of Mr. Cerny, the President of the Company and Chief Executive Officer of the Bank, and other senior executive officers, and recommends to the Board adjustments in his compensation. See "Executive Compensation - Compensation Committee Interlocks and Insider Participation." The Compensation Committee of the Company also administers the stock benefit plans of the Company. The Committee, which is comprised of Dr. D. Breeden, Mr. Harper and Dr. McConnell met once during fiscal 1999.

         The Executive Committee of the Bank reviews the compensation of senior executive officers, other than the President, and recommends to the Board adjustments in such compensation based on a number of individual and corporate related performance factors. See "Executive Compensation - Compensation Committee Interlocks and Insider Participation." The Executive Committee is also empowered to act on behalf of the Bank's Board of Directors when the Board is not in session. Mr. R. Breeden III, Mr. Cerny, Dr. Kon, and Dr. McConnell comprise the Executive Committee, which met once during fiscal 1999.

Executive Officers Who Are Not Directors of the Company

         Set forth below is information concerning the executive officers of the Company and the Bank who do not serve on the Board of Directors of the Company. All executive officers are elected by the Board of Directors and serve until their successors are elected and qualified. No executive officer is related to any director or other executive officer of the Company by blood, marriage or adoption with the exception of Dr. D. Breeden, Chairman of the Company, and Mr.
R. Breeden III, Director of the Company, and President and Director of the Bank, who are brothers. There are no arrangements or understandings between a director of the Company and any other person pursuant to which such person was elected an executive officer.

         John E. Fleener. Mr. Fleener was hired as Vice President and Principal Finance and Accounting Officer of the Bank and the Company on June 14, 1999. He holds a Bachelor of Science in Accounting from Indiana University and is a Certified Public Accountant. Mr. Fleener has over twelve years experience in the banking industry with extensive expertise in accounting and finance related functions.

         Mark R. Larrabee. Mr. Larrabee has been President of the Kansas Region and Chief Commercial Lending Officer of the Bank since February 1998. In January 1999, he was elected to the Bank's Board of Directors. His primary responsibilities include the implementation of the Bank's expansion plans in the Kansas City market and the development of the Bank's commercial line of business. Mr. Larrabee is Chairman of the Bank's Commercial Loan Committee. From January 1996 to February 1998, Mr. Larrabee served as Executive Vice President for Country Club Bank, Kansas City, Missouri. Prior thereto, Mr. Larrabee was Senior Vice President for Bank IV Kansas, National Association, Overland Park, Kansas, from March 1984 to January 1996. His previous experience includes an extensive commercial lending background, senior management positions with various responsibilities including strategic planning and corporate development, and the start up of a de novo national bank. Mr. Larrabee holds a Bachelor of Science in Business Administration from the University of Kansas and a Master of Business Administration from the University of Missouri, graduating with Highest Distinction.

         Lawrence T. Loeser. Mr. Loeser has been President of Harrington Bank at Chapel Hill since March 1999 when he was also elected to the Bank's Board of Directors. His primary responsibilities include establishing the Bank's community banking presence in the North Carolina market and developing the Bank's wide range of business lines. Mr. Loeser also serves on the Bank's Commercial Loan Committee. Mr. Loeser joined the Bank with an extensive background in corporate lending, small business banking, and consumer banking. He served as a senior executive with NationsBank in Chicago and founded and managed a community bank in Lake Forest, Illinois. Mr. Loeser received a Bachelor of Arts in Economics from Duke University, cum laude, and a Master of Management with concentration in Finance and Accounting from Northwestern University's Kellogg Graduate School of Management.

         Daniel H. Haglund. Mr. Haglund has been Chief Investment Officer and Treasurer of the Bank since June 1994 and Senior Vice President since October 1995. From September 1988 to June 1994, Mr. Haglund served as Portfolio Manager for Hemet Federal Savings and Loan Association, Hemet, California. Mr. Haglund holds a Master of Business Administration in Finance from Indiana University and a Bachelor of Arts in psychology from Alma College.

         James C. Stapleton. Mr. Stapleton has been Executive Vice President and Chief Operating Officer of the Bank since June 1992. From August 1989 to June 1992, Mr. Stapleton served as the Bank's Compliance Officer. Mr. Stapleton was appointed Secretary of the Bank in October 1997, and in October 1998, he was elected Vice President of the Company. Prior thereto, Mr. Stapleton was a Loan Officer for the Bank from 1986 through July 1989 and served in various management positions for the Richmond Palladium - Item newspaper from 1976 to 1986.

BENEFICIAL OWNERSHIP OF COMMON STOCK BY CERTAIN PERSONS

         The following table sets forth, as of the Voting Record Date, certain information as to the Common Stock beneficially owned by (i) each person and entity, including any "group" as that term is used in Section 13(d)(3) of the Securities Exchange Act of 1934, as amended ("Exchange Act"), who or which was known to the Company to be the beneficial owner of more than five percent of the issued and outstanding Common Stock, (ii) the directors and nominees of the Company, (iii) those executive officers of the Company whose salary and bonus exceeded $100,000 in fiscal 1999, and (iv) all directors and executive officers of the Company and the Bank as a group.

====================================================================================================================
                                                                                      Common Stock
                                                                                Beneficially Owned as of
                     Name of Beneficial Owner                                     September 9, 1999(1)
--------------------------------------------------------------------------------------------------------------------
                                                                                Number             Percentage
--------------------------------------------------------------------------------------------------------------------
  Douglas T. Breeden                                                         1,527,011(2)             47.62
--------------------------------------------------------------------------------------------------------------------
  Russell Breeden III                                                           17,770(3)               .55
--------------------------------------------------------------------------------------------------------------------
  Craig J. Cerny                                                               209,753(4)              6.54
--------------------------------------------------------------------------------------------------------------------
  Daniel C. Dektar                                                              37,428(5)              1.17
--------------------------------------------------------------------------------------------------------------------
  Stephen A. Eason                                                             121,906(6)              3.80
--------------------------------------------------------------------------------------------------------------------
  Sharon E. Fankhauser                                                          13,759(7)               .43
--------------------------------------------------------------------------------------------------------------------
  Michael J. Giarla                                                            201,319(8)              6.28
--------------------------------------------------------------------------------------------------------------------
  David F. Harper                                                              22,892 (9)               .71
--------------------------------------------------------------------------------------------------------------------
  Stanley J. Kon                                                               19,724(10)               .61
--------------------------------------------------------------------------------------------------------------------
  Mark R. Larrabee                                                             4,394 (11)               .14
--------------------------------------------------------------------------------------------------------------------
  John J. McConnell                                                            24,892(12)               .78
--------------------------------------------------------------------------------------------------------------------
  Marianthe S. Mewkill                                                        1,655  (13)               .05
--------------------------------------------------------------------------------------------------------------------
  William F. Quinn                                                             86,551(14)              2.70
--------------------------------------------------------------------------------------------------------------------
  James C. Stapleton                                                          15,263 (15)               .48
--------------------------------------------------------------------------------------------------------------------
All directors and executive officers of the Company and the Bank
as a group (19 persons)                                                     2,319,982(16)            71.95%
====================================================================================================================

------------

(1) For purposes of this table, pursuant to rules promulgated under the Exchange Act, an individual is considered to beneficially own shares of Common Stock if he or she directly or indirectly has or shares (i) voting power, which includes the power to vote or to direct the voting of the shares; or (ii) investment power, which includes the power to dispose or direct the disposition of the shares. Unless otherwise indicated, an individual has sole voting power and sole investment power with respect to the indicated shares. Shares which are subject to stock options and which may be exercised within 60 days of September 9, 1999 are deemed to be outstanding for the purpose of computing the percentage of Common Stock beneficially owned by such person.

(2) Includes 11,400 shares held by Dr. D. Breeden's spouse, 4,000 shares held by Dr. D. Breeden's spouse as custodian for their children, 1,200 shares which may be acquired by Dr. D. Breeden upon the exercise of stock options, and 21,421 shares held by Wyandotte Community Corporation, a corporation controlled by Dr. D. Breeden. Does not include 17,770 shares held by Mr. R. Breeden III, his brother who is a Director of the Company and President and a Director of the Bank.

(3) Includes 1,300 shares held by Mr. R. Breeden's spouse, 325 shares held by the Company's Employee Stock Ownership Plan ("ESOP") for the account of Mr. R. Breeden, 20 shares held by Mr. R. Breeden's son, and 600 shares which may be acquired by Mr. R. Breeden upon the exercise of stock options. Does not include 1,527,011 shares held by Dr. D. Breeden, his brother who is Chairman of the Company.

                                         (Footnotes continued on following page)

------------

(4) Includes 30,000 shares held by Mr. Cerny's spouse, 4,220 shares held by the Company's ESOP for the account of Mr. Cerny, and 3,500 shares which may be acquired by Mr. Cerny upon the exercise of stock options.

(5) Includes 1,200 shares which may be acquired by Mr. Dektar upon the exercise of stock options.

(6) Includes 18,000 shares held by a profit sharing plan maintained by Smith Breeden and 1,200 shares which may be acquired by Mr. Eason upon the exercise of stock options.

(7) Includes 2,000 shares held by a profit sharing plan maintained by Smith Breeden and 200 shares which may be acquired by Ms. Fankhauser upon the exercise of stock options.

(8) Includes 30,347 shares held by a profit sharing plan maintained by Smith Breeden, 9,393 shares held by Mr. Giarla's spouse as custodian for their child, 3,899 shares held by Mr. Giarla's spouse in her Individual Retirement Account, and 79,445 shares held by his spouse in trust, 74,075 shares held by Mr. Giarla in trust, 2,960 shares held in trust for their child, and 1,200 shares which may be acquired by Mr. Giarla upon the exercise of stock options.

(9) Includes 1,800 shares which may be acquired by Mr. Harper upon the exercise of stock options.

(10) Includes 3,536 shares held by Dr. Kon as custodian for his children and 1,800 shares which may be acquired by Dr. Kon upon the exercise of stock options.

(11) Includes 294 shares held by the Company's ESOP for the account of Mr. Larrabee and 600 shares which may be acquired by Mr. Larrabee upon the exercise of stock options.

(12) Includes 23,092 shares held jointly with Dr. McConnell's spouse and 1,800 shares which may be acquired by Dr. McConnell upon the exercise of stock options.

(13) Includes 600 shares which may be acquired by Ms. Mewkill upon the exercise of stock options.

(14) Includes 8,105 shares held by a profit sharing plan maintained by Smith Breeden and 1,200 shares which may be acquired by Mr. Quinn upon the exercise of stock options. Mr. Quinn is not standing for reelection as a Director of the Company.

(15) Includes 2,263 shares held by the Company's ESOP for the account of Mr. Stapleton and 1,000 shares which may be acquired by Mr. Stapleton upon the exercise of stock options.

                                         (Footnotes continued on following page)

------------

(16) Includes 19,130 shares which may be acquired by all directors and executive officers of the Company as a group upon the exercise of stock options. Also includes 10,773 shares which are held by the Company's ESOP, which have been allocated to the accounts of executive officers. Under the terms of the ESOP, Craig J. Cerny, and James C. Stapleton, who act as trustees of the plan, must vote the allocated shares held in the ESOP in accordance with the instructions of the executive officers.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Section 16(a) of the Exchange Act requires the Company's officers, directors and persons who own more than 10% of the Company's Common Stock to file reports of ownership and changes in ownership with the SEC and the National Association of Securities Dealers, Inc. by certain dates. The Company believes that in the fiscal year ended June 30, 1999, all of these filing requirements were satisfied by its directors and executive officers. In making the foregoing statements, the Company has relied on representations of its directors and executive officers and copies of the reports that they have filed with the SEC. The Company knows of no person, other than Dr. D. Breeden, the Company's Chairman of the Board, who owns 10% or more of the Company's Common Stock.

EXECUTIVE COMPENSATION

Summary Compensation Table

         The following table includes individual compensation information with respect to the executive officers whose total compensation exceeded $100,000 for services rendered in all capacities during the fiscal year ended June 30, 1999.

============================================================================================================================
                                                                                          Long-Term
                    Name and                        Fiscal                               Compensation        All Other
               Principal Position                    Year       Annual Compensation         Awards          Compensation
----------------------------------------------------------------------------------------------------------------------------
                                                               Salary(1)     Bonus        Number of
                                                                                           Options
----------------------------------------------------------------------------------------------------------------------------
Russell Breeden III                                  1999        $111,538     $25,000        5,000          $17,409(2)
President/Harrington Bank Indianapolis (3)           1998          38,461          --        3,000           12,000(2)
                                                     1997              --          --           --               --
----------------------------------------------------------------------------------------------------------------------------
Craig J. Cerny                                       1999        $200,000     $50,000       10,000          $30,000(4)
President                                            1998         200,000     100,000        7,500           42,000(4)
Harrington Financial Group, Inc.                     1997         175,000      50,000        5,000           31,191(4)
----------------------------------------------------------------------------------------------------------------------------
Mark R. Larrabee                                     1999        $124,231     $30,000        5,000           $4,672(5)
President/Harrington Bank Kansas (6)                 1998          35,693          --        3,000               --(5)
                                                     1997              --          --           --               --
----------------------------------------------------------------------------------------------------------------------------
James C. Stapleton                                   1999         $91,846     $20,000        2,000          $14,719(7)
Executive Vice Pres./COO, Harrington Bank            1998          85,962      12,000        2,000            9,796(7)
                                                     1997          79,750      13,000        1,500            9,556(7)
============================================================================================================================

                                                   (Footnotes on following page)

------------

(1) Does not include amounts attributable to miscellaneous benefits received by the named executive officers. The cost to the Company of providing such benefits to the named executive officers during the indicated period did not exceed the lesser of $50,000 or 10% of the total of annual salary and bonus reported.

(2) Comprised of $12,000 of Bank director fees, $2,404 in contributions pursuant to the Bank's Profit Sharing Plan, and $3,005 in allocations on behalf of Mr. R. Breeden under the Company's ESOP for fiscal year 1999, and $12,000 of Bank director fees for fiscal year 1998.

(3)      Mr. R. Breeden III joined the Bank as President in January 1998.

(4) Comprised of $12,000, $12,000, and $11,500 of Bank director fees, $8,000, $15,000, and $12,712 in contributions pursuant to the Bank's Profit Sharing Plan, and $10,000, $15,000, and $6,979, the allocations on behalf of Mr. Cerny under the Company's ESOP, in each case for fiscal 1999, 1998 and 1997, respectively. See "- Benefits - Profit Sharing Plan."

(5) Comprised of $2,076 and $2,596 in contributions pursuant to the Bank's Profit Sharing Plan and the allocations on behalf of Mr. Larrabee under the Company's ESOP for fiscal 1999. See "Benefits - Profit Sharing Plan".

(6) Mr. Larrabee joined the Bank as President of the Kansas Region and Chief Commercial Lending Officer in February 1998.

(7) Comprised of $6,542, $4,898, and $5,240 in contributions pursuant to the Bank's Profit Sharing Plan and $8,177, $4,898, and $4,316, the allocations on behalf of Mr. Stapleton under the Company's ESOP, in each case for fiscal 1999, 1998, and 1997, respectively. See "- Benefits Profit Sharing Plan".

         The following table discloses the total options granted to the executive officers named in the Summary Compensation Table during the year ended June 30, 1999:

========================================================================================================================
                                                    % of Total
                                    Number of         Options
                                     Options        Granted To      Exercise                           Grant Date
              Name                   Granted       Employees (1)    Price (2)     Expiration Date      Present Value (3)
------------------------------------------------------------------------------------------------------------------------
Russell Breeden III                   5,000           17.86%         $10.00      January 26, 2009      $22,350.00
------------------------------------------------------------------------------------------------------------------------
Craig J. Cerny                       10,000           35.71%         $10.00      January 26, 2009      $44,700.00
------------------------------------------------------------------------------------------------------------------------
Mark R. Larrabee                      5,000           17.86%         $10,00      January 26, 2009      $22,350.00
------------------------------------------------------------------------------------------------------------------------
James C. Stapleton                    2,000            7.14%         $10.00      January 26, 2009       $8,940.00
========================================================================================================================

------------

(1)      Percentage of options granted to all employees during fiscal 1999.

                                         (Footnotes continued on following page)

------------

(2) The exercise price was set by the Compensation Committee at $10.00. This amount was above the closing market price of a share of the Company's Common Stock on the date of grant.

(3) Present Value of the grant at the date of grant under the Black-Scholes option-pricing model.

         The following table sets forth, with respect to the executive officers named in the Summary Compensation Table, information with respect to the aggregate amount of options exercised during the last fiscal year, any value realized thereon, the number of unexercised options at the end of the fiscal year (exercisable and unexercisable) and the value with respect thereto under specified assumptions.

==========================================================================================================================
                                  Shares
                                 Acquired                                                      Value of Unexercised
                                    on         Value          Number of Unexercised           in the Money Options at
            Name                 Exercise     Realized     Options at Fiscal Year End              June 30, 1999
--------------------------------------------------------------------------------------------------------------------------
                                                          Exercisable    Unexercisable     Exercisable    Unexercisable
--------------------------------------------------------------------------------------------------------------------------
Russell Breeden III                 --           --           600           7,400(1)           $0             $0(2)
--------------------------------------------------------------------------------------------------------------------------
Craig J. Cerny                      --           --         3,500          19,000(3)           $0             $0(4)
--------------------------------------------------------------------------------------------------------------------------
Mark R. Larrabee                    --           --           600           7,400(5)           $0             $0(6)
--------------------------------------------------------------------------------------------------------------------------
James C. Stapleton                  --           --         1,000           4,500(7)           $0             $0(8)
==========================================================================================================================

------------

(1) 3,000 shares are exercisable at the rate of 20% per year on each annual anniversary of the date the options were granted (January 13, 1998) at $12.50 per share. 5,000 shares are exercisable at the rate of 20% per year on each annual anniversary of the date the options were granted (January 26, 1999) at $10.00 per share.

(2) Value is calculated at the $12.50 exercise price for 3,000 shares and the $10.00 exercise price for the 5,000 shares. Therefore 600 options exercised at a $12.50 strike price with the market at $7.25 have an unrealized value of $0 and 2,400 options and 5,000 options exercisable at $12.50 and $10.00, respectively, with the market at $7.25 have unrealized values of $0.

 (3) 5,000 shares are exercisable at the rate of 20% per year on each annual anniversary of the date the options were granted (January 9, 1997) at $10.00 per share. 7,500 shares are exercisable at the rate of 20% per year on each annual anniversary of the date the options were granted (January 13, 1998) at $12.50 per share. 10,000 shares are exercisable at the rate of 20% per year on each annual anniversary of the date the options were granted (January 26, 1999) at $10.00 per share.

                                         (Footnotes continued on following page)

------------

 (4) Value is calculated at the $10.00 exercise price for 5,000 shares, the $12.50 exercise price for 7,500 shares, and the $10.00 exercise price for the 10,000 shares. Therefore, 2,000 options and 1,500 options exercised at $10.00 and $12.50, respectively, with the market at $7.25 have unrealized values of $0. 13,000 options and 6,000 options exercisable at $10.00 and $12.50, respectively, with the market at $7.25 have unrealized values of $0.

(5) 3,000 shares are exercisable at the rate of 20% per year on each annual anniversary of the date the options were granted (January 13, 1998) at $12.50 per share. 5,000 shares are exercisable at the rate of 20% per year on each annual anniversary of the date the options were granted (January 26, 1999) at $10.00 per share.

 (6) Value is calculated at the $12.50 exercise price for 3,000 shares and the $10.00 exercise price for the 5,000 shares. Therefore 600 options exercised at a $12.50 strike price with the market at $7.25 have an unrealized value of $0 and 2,400 options and 5,000 options exercisable at $12.50 and $10.00, respectively, with the market at $7.25 have unrealized values of $0.

 (7) 1,500 shares are exercisable at the rate of 20% per year on each annual anniversary of the date the options were granted (January 9, 1997) at $10.00 per share. 2,000 shares are exercisable at the rate of 20% per year on each annual anniversary of the date the options were granted (January 13, 1998) at $12.50 per share. 2,000 shares are exercisable at the rate of 20% per year on each annual anniversary of the date the options were granted (January 26, 1999) at $10.00 per share.

 (8) Value is calculated at the $10.00 exercise price for 1,500 shares, the $12.50 exercise price for 2,000 shares, and the $10.00 exercise price for the 2,000 shares. Therefore, 600 options and 400 options exercised at $10.00 and $12.50, respectively, with the market at $7.25 have unrealized values of $0. 2,900 options and 1,600 options exercisable at $10.00 and $12.50, respectively, with the market at $7.25 have unrealized values of $0.

Board Fees

         Directors of the Company (except for Messrs. R. Breeden III and Cerny) received fees of $500 for each board meeting attended during fiscal 1999. All directors of the Bank (except for Messrs. Larrabee and Loeser) received fees of $1,500 for each Board meeting attended in person or by conference call. Company directors (except for Messrs. R. Breeden III and Cerny who do not receive committee fees) received $500 per Executive Committee meeting and $300 per Audit Committee Meeting. In addition, Bank directors (except for Messrs. R. Breeden III , Cerny, Larrabee, and Loeser who do not receive committee fees) received $500 per Executive Committee meeting, $750 per Investment Committee meeting, $300 per Audit Committee meeting, $300 per Community Reinvestment Act Committee meeting, and $200 per Trust Services Committee meeting.

Benefits

         Employee Stock Ownership Plan. The Company maintains the ESOP for employees of the Company and the Bank. Full-time employees of the Company and the Bank who have been credited with at least 1,000 hours of service during a twelve month period are eligible to participate in the ESOP.

         In connection with the Company's initial public offering, the Company contributed sufficient funds to the ESOP in order to cause the ESOP to purchase 7,000 shares. The Company may, in any plan year, make additional discretionary contributions for the benefit of plan participants in either cash or shares of Common Stock, which may be acquired through the purchase of outstanding shares of Common Stock in the market or from individual stockholders, upon the original issuance of additional shares by the Company or upon the sale of Treasury shares by the Company. Such purchases, if made, could be funded through borrowing by the ESOP or additional contributions from the Company. The timing, amount and manner of future contributions to the ESOP will be affected by various factors, including prevailing regulatory policies, the requirements of applicable laws and regulations and market conditions.

         Any shares of Common Stock purchased by the ESOP with the proceeds of a loan are held in a suspense account and released on a pro rata basis as debt service payments are made. Discretionary contributions to the ESOP and shares released from the suspense account are allocated among participants on the basis of compensation. Forfeitures will be reallocated among remaining participating employees and may reduce any amount the Company might otherwise have contributed to the ESOP. Participants will vest in their right to receive their account balances within the ESOP at the rate of 20 percent per year. In the case of a "change in control," as defined in the Stock Option Plan, however, participants will become immediately fully vested in their account balances, subject to certain tax considerations. Benefits may be payable upon retirement, early retirement, disability or separation from service.

         The ESOP is subject to the requirements of the Employee Retirement Income Security Act of 1974, as amended, and the regulations of the Internal Revenue Service and the Department of Labor thereunder.

         Profit Sharing Plan. On July 1, 1990, the Bank adopted the Financial Institutions Thrift Plan ("Profit Sharing Plan"), which is a tax-qualified defined contribution plan. Prior to July 1, 1997, all employees were eligible to participate in the Profit Sharing Plan on the first day of the month following the employee's date of employment. Effective July 1, 1997, employees of the Bank who have been employed by the Bank for at least one year and 1,000 hours of service are eligible to participate in the Profit Sharing Plan. Under the Profit Sharing Plan, a separate account is established for each participating employee, and the Bank may make discretionary contributions to the Profit Sharing Plan, which are allocated to the participants' accounts. Participants vest in employer discretionary contributions over a six-year period. Distributions from the Profit Sharing Plan are made upon termination of service, death or disability in a lump sum. The normal retirement age under the plan is age 65.

Transactions With Certain Related Persons

         Under applicable federal law, loans or extensions of credit to executive officers and directors must be made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with the general public, unless the loans are made pursuant to a benefit or compensation program that (i) is widely available to employees of the institution and (ii) does not give preference to any director, executive officer or principal stockholder, or certain affiliated interests of either, over other employees of the savings institution, and must not involve more than the normal risk of repayment or present other unfavorable features.

         The Bank's policy provides that all loans made by the Bank to its directors and officers are made in the ordinary course of business, on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons. The Bank's policy provides that such loans may not involve more than the normal risk of collectibility or present other unfavorable features. As of June 30, 1999, mortgage and consumer loans to directors and officers in excess of $60,000 aggregated $1,884,774 or 9.85% of the Company's consolidated stockholders' equity as of such date. All such loans were made by the Bank in accordance with the aforementioned policy.

         The Bank entered into an Investment Advisory Agreement with Smith Breeden dated April 1, 1992, which was amended on March 1, 1995. Under the terms of the agreement, the Bank appointed Smith Breeden as investment advisor with respect to the management of the Bank's portfolio of investments and its asset and liability management strategies (the "Account"). Specifically, Smith Breeden advises and consults with the Bank with respect to its investment activities, including the acquisition of mortgage-backed securities, the use of repurchase agreement transactions in funding and the acquisition of certain hedging instruments to reduce the interest rate risk of the Account's investments. Under the Agreement, Smith Breeden, as agent with respect to the Account, may (i) buy, sell, exchange and otherwise trade in mortgage-backed securities or other investments, and (ii) arrange for necessary placement of orders, execution of transactions, purchases, sales and conveyances with or through such brokers, dealers, issuers or other persons as Smith Breeden may select, subject to the approval of the Bank, and establish the price and trade conditions, including brokerage commissions. For its services, Smith Breeden receives a monthly fee, based on its standard fee schedule for such services, which is based on the Bank's total consolidated assets plus unsettled purchases of securities and minus unsettled sales of securities. Smith Breeden received fees of $301,000, $287,000, and $281,000 during fiscal 1999, 1998, and 1997, respectively, under such agreement. . In addition, at June 30, 1999, Smith Breeden had outstanding loans from the Bank in the ordinary course of business in the aggregate amount of $1,400,000 secured by marketable securities. Such loans are at normal market rates and do not involve more than the normal risk of repayment.

Compensation Committee Interlocks and Insider Participation

         The Compensation Committee of the Company reviews the compensation of Mr. Cerny, the President of the Company, and recommends to the Board adjustments in his compensation and reviews the recommendations for compensation adjustments for the other senior officers of the Company. The Compensation Committee of the Company also administers the stock benefit plans of the Company. The Compensation Committee is comprised of Dr. D. Breeden (Chairman), Mr. Harper, and Dr. McConnell.

         The Executive Committee of the Bank's Board of Directors reviews the compensation of the Bank's senior executive officers, other than Mr. Cerny, and recommends to the Board adjustments in such compensation. During fiscal 1999, the members of the Executive Committee were Mr. R. Breeden III, Mr. Cerny, Dr. Kon, and Dr. McConnell.

         The report of the Compensation Committee and the Executive Committee with respect to compensation for Mr. Cerny and all other executive officers for the fiscal year ended June 30, 1999 is set forth below:

         During fiscal year 1999, the Executive Committee of the Bank's Board of Directors was responsible for administering compensation matters related to the Bank's senior officers, other than Mr. Cerny. The Compensation Committee of the Company, in consultation with the Company's and Bank's Boards of Directors, administered compensation matters with respect to the Chief Executive Officer of the Bank and President of the Company.

         The purpose of the Compensation Committee is to assist the Boards of Directors of the Company, the Bank, and its subsidiaries in attracting and retaining qualified, competent management, motivating executives to achieve a range of performance goals consistent with a business plan approved by the Boards of Directors, and ensuring that proposed compensation and benefit programs are reasonable and consistent with industry standards, management performance and shareholder interests.

         The Committees consider the following criteria in annual performance reviews prior to making recommendations with regard to the compensation of the Chief Executive Officer and other executive officers of the Company and the
Bank:

  1. The overall financial performance of the Company and the Bank during the fiscal year under consideration, relative to stated management objectives and financial goals and budgets.

  2. Individual as well as combined measures of progress of the Company and the Bank including the quality of the loan portfolio, execution of retail expansion programs, interest rate risk and investment management, deposit and loan growth, operating efficiency, personnel development and training, and other objectives as may be established by management and the Boards of Directors.

  3. The CRA, Compliance, and CAMEL ratings as determined by the Office of Thrift Supervision.

  4. The performance of the Chief Executive Officer relative to management, leadership, professional involvement, maintenance of corporate stature, and enhancing the image of the Bank in it marketplace.

  5. The compensation and benefit levels of comparable positions at peer group financial institutions.

         The compensation recommendations of the Committee include a base salary, with the possibility of bonus and stock option components, if the Executive's performance is judged to warrant such compensation.

         The base compensation for Craig J. Cerny, Chief Executive Officer, was established by the Compensation Committee at $200,000 on December 17, 1998. Mr. Cerny's compensation level was determined with regard to the aforementioned criteria using as a benchmark the executive compensation survey for savings institutions as published by America's Community Bankers for the Midwest and other regions. In addition, during the fiscal year 1999, Mr. Cerny was paid bonuses totaling $50,000 based on his performance and the performance of the Company relative to community banking goals. Mr. Cerny does not participate in the review of his compensation.

         With respect to the Bank's other executive officers, the Executive Committee of the Bank considered salary and bonus recommendations prepared by the Chief Executive Officer to establish compensation levels for the fiscal year ending 1999. Salary and bonus recommendations were based on the individual's and the Company's overall performance in the past year as well as an analysis of competitive compensation levels in the financial services industry from America's Community Bankers surveys.

Performance Graph

         The following graph compares the cumulative total returns for the Common Stock of the Company, the Nasdaq Financial Indexs and the Nasdaq Composite Index since the Company's initial public offering in May 1996.

          [GRAPHIC OMITTED -- GRAPH PLOTTED TO POINTS IN TABLE BELOW]

Total Return Analysis

                                   5/7/96         6/30/96        6/30/97        6/30/98        6/30/99
                                   ------         -------        -------        -------        -------
Harrington Financial Group         $100.00        $105.00        $121.56        $113.92        $ 74.47
Nasdaq Composite                   $100.00        $100.24        $121.88        $160.87        $228.88
Nasdaq Financial                   $100.00        $102.73        $150.27        $194.98        $196.27

Source: Carl Thompson Associates www.ctaonline.com (800) 959-9677.
        Data from Bloomberg Financial Markets.

         The above graph represents $100 invested in the Company's initial public offering of Common Stock on May 7, 1996 at $10.00 per share. The Common Stock commenced trading on the Nasdaq Stock Market on May 7, 1996.

AMENDMENT TO THE STOCK OPTION PLAN

General

         On  July  27,  1999,  the  Board  of  Directors  adopted,   subject  to
stockholder approval, an amendment to the Stock Option Plan to increase the number of shares of Common Stock by 150,000 shares to 276,500 shares which may be issued pursuant to the Stock Option Plan and to remove the aggregate number of awards to non-employee directors while keeping the annual limitation on awards to each non-employee director of the Company and the Bank.

         As of September 9, 1999, 104,200 options have been issued to directors, officers, and employees of the Company and are outstanding, with a total of 22,300 options available for issuance pursuant to the Stock Option Plan. The Board approved the amendment to the Stock Option Plan to ensure that options may continue to be granted in order to provide employees and non-employee directors with a proprietary interest in the Company as an incentive to contribute to the success of the Company and the Bank and to reward those employees for outstanding performance and the attainment of targeted goals.

         The Stock Option Plan currently provides that awards equal to 60,000 shares shall be made to non-employee directors in the aggregate, and that each non-employee director of the Company and each non-employee director of the Bank who is serving on the Board on each anniversary date of the 1996 underwritten offering of Common Stock to the public shall receive on such date an option to purchase 1,000 and 500 shares, respectively, of Common Stock. As of September 9, 1999, 50,000 options have been issued to non-employee directors in the aggregate and are outstanding. The Board approved the amendment to the Stock Option Plan in order to remove such aggregate number of awards to non-employee directors in order to give the Company the most flexibility in its awards to employees and non-employee directors.

         Stock Option Plan.

         The Stock Option Plan was approved by the Company's stockholders in March 1996. An amount of Common Stock equal to 126,500 shares (10% of the shares of Common Stock sold in the Offering) has been authorized under the Stock Option Plan, which may be filled by authorized but unissued shares, Treasury shares or shares purchased by the Company on the open market or from private sources. The Stock Option Plan provides for the grant of incentive stock options intended to comply with the requirements of Section 422 of the Code ("incentive stock options"), non-incentive or compensatory stock options and stock appreciation rights (collectively "Awards"). Awards are available for grant to directors and key employees of the Company and any subsidiaries, except that directors will not be eligible to receive incentive stock options.

         The Stock Option Plan is administered and interpreted by a committee of the Board of Directors ("Committee") which is "disinterested" pursuant to applicable regulations under the federal securities laws. Unless sooner terminated, the Stock Option Plan will be in effect for a period of ten years from the adoption by the Board of Directors. Under the Stock Option Plan, the Committee will determine which officers and key employees will be granted options, whether such options will be incentive or compensatory options, the number of shares subject to each option, whether such options may be exercised by delivering other shares of Common Stock and when such options become exercisable. The per share exercise price of all stock options shall be required to be at least equal to the fair market value of a share of Common Stock on the date the option is granted.

         Stock options shall become vested and exercisable in the manner specified by the Committee at the rate of 20% per year, beginning one year from the date of grant. Each stock option or portion thereof shall be exercisable at any time on or after it vests and is exercisable until ten years after its date of grant or three months after the date on which the optionee's employment terminates other than retirement, unless extended by the Committee to a period not to exceed one year from such termination. However, failure to exercise incentive stock options within three months after the date on which the optionee's employment terminates, may result in adverse tax consequences to the optionee. Stock options are non-transferable except by will or the laws of descent and distribution.

         Under the Stock Option Plan, the Committee will be authorized to grant rights to optionees ("stock appreciation rights") under which an optionee may surrender any exercisable incentive stock option or compensatory stock option or part thereof in return for payment by the Company to the optionee of cash or Common Stock in an amount equal to the excess of the fair market value of the shares of Common Stock subject to option at the time over the option price of such shares, or a combination of cash and Common Stock. Stock appreciation rights may be granted concurrently with the stock options to which they relate or at any time thereafter which is prior to the exercise or expiration of such options.

         Options granted to directors of the Company and the Bank under the Stock Option Plan are awarded under a formula pursuant to which non-employee directors of the Company and the Bank received 1,000 and 500 shares, respectively, upon commencement of the Company's initial public offering and will receive a similar amount on each annual anniversary thereafter for as long as shares remain available. An aggregate of 60,000 shares of Common Stock is available for non-employee directors of the Company and the Bank under the Stock Option Plan. Such stock options to directors will be vested and exercisable under the same terms as options granted by the Committee to officers and employees.

         The following table shows the number of options issued to the named groups under the Stock Option Plan during fiscal year 1999:

=========================================================================================================
Group                                                                           Number of Options (1)
---------------------------------------------------------------------- ----------------------------------
All executive officers as a group                                                     29,000
---------------------------------------------------------------------- ----------------------------------
All directors (who are not executive officers) as a group                             13,500
---------------------------------------------------------------------- ----------------------------------
All employees (who are not executive officers) as a group                              1,000
=========================================================================================================

------------

(1) The exercise price was set by the Compensation Committee at $10.00 for employee awards. The exercise price for the non-employee awards was determined by the Common Stock's market value on the day the option was granted or $8.25.

         All unvested options are accelerated in the event of retirement under the Bank's retirement policies or a change in control of the Company, as defined in the Stock Option Plan. In addition, if an optionee dies or terminates service due to disability, while serving as an employee or non-employee director, all unvested options are accelerated. Under such circumstances, the optionee or, as the case may be, the optionee's executors, administrators, legatees or distributees, shall have the right to exercise all unexercised options during the twelve-month period following termination due to disability, retirement or death, provided no option will be exercisable within six months after the date of grant or more than ten years from the date it was granted.

         In the event of a stock split, reverse stock split or stock dividend, the number of shares of Common Stock under the Stock Option Plan, the number of shares to which any Award relates and the exercise price per share under any option or stock appreciation right shall be adjusted to reflect such increase or decrease in the total number of shares of the Common Stock outstanding.

         The Board of Directors recommends that you vote FOR the amendment to the Stock Option Plan.

RATIFICATION OF APPOINTMENT OF AUDITORS

         The Board of Directors of the Company has appointed Deloitte & Touche LLP, independent certified public accountants, to perform the audit of the Company's financial statements for the year ending June 30, 2000, and further directed that the selection of auditors be submitted for ratification by the stockholders at the Annual Meeting.

         The Company has been advised by Deloitte & Touche LLP that neither that firm nor any of its associates has any relationship with the Company or its subsidiaries other than the usual relationship that exists between independent certified public accountants and clients. Deloitte & Touche LLP will have one or more representatives at the Annual Meeting who will have an opportunity to make a statement, if they so desire, and who will be available to respond to appropriate questions.

         The Board of Directors recommends that you vote FOR the ratification of the appointment of Deloitte & Touche LLP as independent auditors for the fiscal year ending June 30, 2000.

STOCKHOLDER PROPOSALS

         Any proposal which a stockholder wishes to have included in the proxy materials of the Company relating to the next annual meeting of stockholders of the Company, which is scheduled to be held in October 2000, must be received at the principal executive offices of the Company, 722 East Main Street, Richmond, Indiana 47375, Attention: Debra L. Dugan, Corporate Secretary, no later than May 24, 2000. If such proposal is in compliance with all of the requirements of Rule 14a-8 under the 1934 Act, it will be included in the proxy statement and set forth on the form of proxy issued for such annual meeting of stockholders. It is urged that any such proposals be sent by certified mail, return receipt requested.

         Stockholder proposals which are not submitted for inclusion in the Company's proxy materials pursuant to Rule 14a-8 under the 1934 Act may be brought before an annual meeting pursuant to Article II, Section 13 of the Company's Amended and Restated Bylaws, which provides that business at an annual meeting of stockholders must be (a) properly brought before the meeting by or at the direction of the Board of Directors, or (b) otherwise properly brought before the meeting by a stockholder. For business to be properly brought before an annual meeting by a stockholder, the stockholder must have given timely notice thereof in writing to the Secretary of the Company. To be timely, a stockholder's notice must be delivered to or mailed and received at the principal executive offices of the Company not later than 90 days prior to the anniversary date of the mailing of proxy materials by the Company in connection with the immediately preceding annual meeting of stockholders of the Company, or not later than June 23, 2000 in connection with the 2000 annual meeting of stockholders of the Company. A stockholder's notice to the Secretary shall set forth as to each matter the stockholder proposes to bring before the annual meeting: (a) a brief description of the business desired to be brought before the annual meeting, (b) the name and address, as they appear on the Company's books, of the stockholder proposing such business, (c) the class and number of shares of the Company which are beneficially owned by the stockholder, and (d) any financial interest of the stockholder in such business.

ANNUAL REPORTS

         A copy of the Company's Annual Report to Stockholders for the year ended June 30, 1999 accompanies this Proxy Statement. Such annual report is not part of the proxy solicitation materials.

         Upon receipt of a written request, the Company will furnish to any stockholder without charge a copy of the Company's Annual Report on Form 10-K for fiscal 1999 required to be filed under the 1934 Act.

         Such written requests should be directed to Debra L. Dugan, Corporate Secretary, Harrington Financial Group, Inc., 722 East Main Street, Richmond, Indiana 47375. The Form 10-K is not part of the proxy solicitation materials.

OTHER MATTERS

         Each proxy solicited hereby also confers discretionary authority on the Board of Directors of the Company to vote the proxy with respect to the approval of the minutes of the last meeting of stockholders, the election of any person as a director if the nominee is unable to serve or for good cause will not serve, matters incident to the conduct of the meeting, and upon such other matters as may properly come before the Annual Meeting. Management is not aware of any business that may properly come before the Annual Meeting other than the matters described above in this Proxy Statement. However, if any other matters should properly come before the meeting, it is intended that the proxies solicited hereby will be voted with respect to those other matters in accordance with the judgment of the persons voting the proxies.

         The cost of the solicitation of proxies will be borne by the Company. The Company will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending the proxy materials to the beneficial owners of the Company's Common Stock. In addition to solicitations by mail, directors, officers and employees of the Company may solicit proxies personally or by telephone without additional compensation.

         YOUR VOTE IS IMPORTANT! WE URGE YOU TO SIGN AND DATE THE ENCLOSED PROXY CARD AND RETURN IT TODAY IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

REVOCABLE PROXY

                        HARRINGTON FINANCIAL GROUP, INC.

         THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF HARRINGTON FINANCIAL GROUP, INC. ("COMPANY") FOR USE AT THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON OCTOBER 21, 1999 AND AT ANY ADJOURNMENT THEREOF.

         The undersigned, being a stockholder of the Company as of September 9, 1999, hereby authorizes the Board of Directors of the Company or any successors thereto as proxies with full powers of substitution, to represent the undersigned at the Annual Meeting of Stockholders of the Company to be held at the Sheraton Indianapolis North located at 8787 Keystone Crossing, Indianapolis, Indiana 46240, on Thursday, October 21, 1999 at 1:00 p.m., Eastern Standard Time, and at any adjournment of said meeting, and thereat to act with respect to all votes that the undersigned would be entitled to cast, if then personally present, as follows:

1.   ELECTION OF DIRECTORS

Nominees for a three-year term: Russell Breeden III, Craig J. Cerny and
                                Stanley J. Kon

          [   ] FOR                           [   ] WITHHOLD
                                                    AUTHORITY

          NOTE: To withhold authority to vote for an individual nominee, strike a line through that nominee's name. Unless authority to vote for all of the foregoing nominees is withheld, this Proxy will be deemed to confer authority to vote for each nominee whose name is not struck.

2. PROPOSAL to approve an amendment to the Company's Stock Option Plan.

   [   ] FOR               [   ] AGAINST                 [   ] ABSTAIN

3. PROPOSAL to ratify the appointment by the Board of Directors of Deloitte & Touche LLP as the Company's independent auditors for the fiscal year ending June 30, 2000.

   [   ] FOR               [   ] AGAINST                 [   ] ABSTAIN

4. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting.


         SHARES OF THE COMPANY'S COMMON STOCK WILL BE VOTED AS SPECIFIED. IF RETURNED BUT NOT OTHERWISE SPECIFIED, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE BOARD OF DIRECTORS' NOMINEES TO THE BOARD OF DIRECTORS, FOR THE AMENDMENT TO THE COMPANY'S STOCK OPTION PLAN, AND FOR RATIFICATION OF THE COMPANY'S INDEPENDENT AUDITORS AND OTHERWISE AT THE DISCRETION OF THE PROXIES. YOU MAY REVOKE THIS PROXY AT ANY TIME PRIOR TO THE TIME IT IS VOTED AT THE ANNUAL MEETING.


                                     Dated: ____________________________________


                                     ___________________________________________
                                                Signature of Shareholder

                                     ___________________________________________
                                                Signature of Shareholder


                              NOTE: Please sign this exactly as your name(s) appear(s) on this proxy. When signing in a representative capacity, please give full title. When shares are held jointly, only one holder need sign.


PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING
THE ENCLOSED ENVELOPE.